Lord Abbett                       Global
                                       Fund

                                                                 o Income Series
                                                                 o Equity Series


                                                              1996 ANNUAL REPORT

                                                          A globally-diversified
                                                          mutual fund with two
                                                          portfolios  to  help
                                                          you   achieve   your
                                                          goals



                          [PICTURE OF A GLOBAL CLOCK]


                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended December 31, 1996



[PICTURE]
/s/ROBERT S. DOW
-------------------
ROBERT S. DOW
CHAIRMAN

JANUARY 17, 1997


Table of Contents

Income Series
-----------------------------------
About the Income Series          1
Statement of Net Assets          2

Equity Series
-----------------------------------
About the Equity Series          4
Statement of Net Assets          5

Income and Equity Series
-----------------------------------
Statements of Operations         9
Statements of Changes in
  Net Assets                     9
Financial Highlights            10
Notes to Financial Statements   11


Lord Abbett Global Fund completed its fiscal year on December 31, 1996. Below is an overview of each Series' class-specific data as of the close of the year.

                                                          Income Series                    Equity Series
                                           ------------------------------------  ------------------------------------
                                           12 Months                             12 Months
                                            Ended        8/1/96*-     7/15/96*-   Ended
                                           12/31/96     12/31/96      12/31/96   12/31/96       8/1/96*   - 12/31/96
                                           ---------   ----------    ----------  ---------     --------    ----------
                                             Class A     Class B      Class C     Class A      Class B       Class C
-------------------------------------------------------------------------------  ------------------------------------
Net asset value                             $ 8.34       $ 8.34       $ 8.34       $12.55       $12.53       $12.54
Dividends                                   $ 0.73       $ 0.35       $ 0.38       $ 0.20       $ 0.13       $ 0.13
Capital gains                               $   --       $   --       $   --       $ 0.21       $ 0.21       $ 0.21
Total return**                              +6.1%        +5.6%++      +7.4%++       +8.4%        +4.6%++      +4.6%++

About the Income Series

Over the past year, we concentrated on opportunities in four areas. In Canada, we increased our holdings of Canadian government bonds to 20%, capturing both high yield and a favorable exchange rate. In response to subdued economic growth in Europe, we shifted assets to the high-yield countries of Italy, Spain and Sweden (roughly doubling our exposure from 9% to 18%), while reducing our holdings in core countries like the Netherlands, Belgium and France in favor of Germany. In the U.S., against the backdrop of a slowing U.S. economy and unchanged Federal Reserve policy, we reduced our overweighting in mortgage-backed securities; at the close of the year, U.S. holdings totaled 28% of the portfolio.

We anticipate continued positive performance due to the higher yields available in the European markets, as countries like Italy, Spain and Sweden endeavor to meet EMU (European Monetary Union) criteria. We also look for continued U.S. dollar strength against both European and Asian currencies.

About the Equity Series

For most of 1996, the U.S. economy demonstrated stronger than expected growth. U.S. stock market returns climbed to all-time highs; 1996 marked the first time that the U.S. stock market outperformed the European, Asia and Far East Index
(EAFE) for six consecutive years.

Against this backdrop, we reduced our U.S. holdings over the course of the year in favor of more undervalued areas, such as Asia (especially Japan) and Latin America. In addition, we gradually reduced our holdings in Europe, as many countries struggled with financial structures put in place to work towards meeting currency convergence requirements. Lastly, we increased our targeted weighting in Canada to 5% of the portfolio, as selected banks and natural gas companies offered attractive values relative to the U.S.

Although we reduced our U.S. holdings over the year, we continued to invest in financial companies which are sensitive to interest-rate fluctuations (such as banks) with positive results. Also, we used the market correction in June to add to our position of technology stocks at attractive prices. Given our outlook for a reduction in long-term interest rates (as the U.S. economy slows) we believe the prospects for these stocks are quite good. Going forward, performance will be driven more by the strength of individual companies' fundamentals rather than country-specific dynamics.

We are pleased Lord Abbett Global Fund is a part of your investment portfolio and look forward to helping you attain your financial goals in 1997 and beyond.

*    Commencement of offering Class shares.

** Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

++   Not annualized.

About Lord Abbett's Income Series

Global Diversification

Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not Income Series returns. There is no guarantee that the Income Series' portfolio will include all of the countries listed below.

                               A Comparison of 10-Year Government Bonds, After Currency Translations

                               1987      1988     1989      1990     1991      1992     1993      1994     1995      1996   10 Years
                                                                                                                              Ended
                                                                                                                            12/31/96
====================================================================================================================================
 Canada                          8.0     19.0      16.1       5.6     24.1     (0.5)     13.2    (13.6)     26.1     11.3      221.8
------------------------------------------------------------------------------------------------------------------------------------
 France                         20.6      7.3       8.9      19.8     16.4      4.6      17.0     (0.5)     31.3      4.8      329.6
====================================================================================================================================
 Germany                        27.1     (3.0)      5.6      10.5     10.8      6.2      10.6      5.1      27.2     (0.3)     222.7
------------------------------------------------------------------------------------------------------------------------------------
 Japan                          40.4      2.7     (14.4)      3.0     24.2     11.3      30.8      5.5      12.9     (5.9)     235.4
====================================================================================================================================
 United Kingdom                 46.4      2.3      (3.5)     34.2     14.7     (3.9)     21.4     (5.4)     17.5     18.4      285.9
------------------------------------------------------------------------------------------------------------------------------------
 United States                  (4.6)     8.8      14.0       6.7     17.0      7.3      12.1     (6.7)     23.6      2.9      147.1

All figures  indicate  percentage  total  returns in U.S.  dollars;  ( ) signify
negative   return.   Sources:   J.P.   Morgan   Securities   and  Goldman  Sachs
International, Limited.

Where In The World Are High Yields?

A portfolio  which includes  high-quality  foreign bonds has the  opportunity to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Income Series performance.

   [THE FOLLING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

 United States           6.17%
 Canada                  6.20%
 Denmark                 6.44%
 France                  5.67%
 Germany                 5.58%
 Italy                   7.46%
 Japan                   2.73%
 Spain                   6.69%
 United Kingdom          7.38%

Semi-annual  yields to maturity on  recently-offered  10-year  government bonds.
Source: Union Bank of Switzerland (as of December 31, 1996).

Diversification In High-Quality Global Bonds

In seeking its goal of high income with relative safety, the Income Series focuses on quality. Using global diversification, the Income Series attempts to reduce risk while striving to capture high interest rates from quality bonds around the world. See the Income Series' portfolio of investments in long-term securities on page 2.

                                 [MAP OMMITTED]
   [THE FOLLING TABLE WAS REPRESENTED AS A CHART IN THE PRINTED MATERIAL]

                     As of
                   12/31/96

Finland             0.83%
Sweden              9.03%
Denmark             4.23%
Ireland             1.28%
UK                  4.61%
France              3.35%
Spain               3.52%
Germany             11.35%
Italy                6.26%
Canada              20.58%
US                  28.02%
Australia            6.94%


High Quality of
Long-Term
Portfolio Holdings:
AAA   100.00%

Important Information

The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Foreign investment risk factors include the potential for less regulation and liquidity and more volatility than U.S. markets; currency fluctuation; potentially less publicly-available information about companies, banks and governments than for U.S. counterparts; lack of uniform accounting standards among countries, impairing comparisons; potentially higher transaction costs and different securities settlement and trading practices. Each Series of the Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call
800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 3/31/97, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               INCOME SERIES December 31, 1996


                                                                                                           Principal
                                                                                                             Amount
                                                                                            Rating*: S&P    in Local
                               Investment                                                     or Moody's    Currency    Market Value
====================================================================================================================================
Investments in Securities 97.28%
====================================================================================================================================
Foreign 70.02%
====================================================================================================================================
Australia 6.75%                Commonwealth Bank of Australia 133/4% due 9/21/1999                   AAA $    1,000M   $     928,720
                               Commonwealth of Australia Treasury 7% due 4/15/2000                   AAA      7,875M       6,325,121
                               Commonwealth of Australia Treasury 10% due 10/15/2007                 AAA      2,600M       2,470,078
                               Commonwealth of Australia Treasury 12% due 11/15/2001                 AAA      4,115M       3,948,919
                               Total                                                                                      13,672,838
-----------------------------------------------------------------------------------------------------------------------=============
Canada 20.02%                  Government of Canada 7% due 12/1/2006                                 AAA      2,500M       1,902,950
                               Government of Canada 8% due 6/1/2027                                  AAA     24,550M      19,831,736
                               Government of Canada Notes 9% due 6/1/2025                            AAA     21,000M      18,811,800
                               Total                                                                                      40,546,486
-----------------------------------------------------------------------------------------------------------------------=============
Denmark 4.11%                  Kingdom of Denmark Government 8% due 11/15/2001                       AAA     29,800M       5,616,406
                               Kingdom of Denmark Government 8% due 5/15/2003                        AAA     14,420M       2,712,835
                               Total                                                                                       8,329,241
-----------------------------------------------------------------------------------------------------------------------=============
Finland .81%                   Finnish Government 71/4% due 4/18/2006                                AAA      7,000M       1,631,770
-----------------------------------------------------------------------------------------------------------------------=============
France 3.25%                   Republic of France (BTAN) 73/4% due 4/12/2000                         AAA     30,750M       6,589,725
-----------------------------------------------------------------------------------------------------------------------=============
Germany 11.04%                 Bundesrepublic 73/8% due 1/3/2005                                     AAA      6,400M       4,609,215
                               Deutschland Bundesrepublic 61/4% due 4/26/2006                        AAA     13,975M       9,382,256
                               Deutschland Bundesrepublic 61/4% due 1/4/2024                         AAA      7,000M       4,308,640
                               Treuhandanstalt 73/4% due 10/1/2002                                   AAA      5,535M       4,055,661
                               Total                                                                                      22,355,772
-----------------------------------------------------------------------------------------------------------------------=============
Ireland 1.25%                  Irish Government 8% due 10/18/2000                                    AAA      1,400M       2,530,290
-----------------------------------------------------------------------------------------------------------------------=============
Italy 6.09%                    Republic of Italy (BTPS) 91/2% due 2/1/2001                           AAA  7,250,000M       5,220,000
                               Republic of Italy (BTPS) 101/2% due 4/1/2000                          AAA  9,750,000M       7,117,500
                               Total                                                                                      12,337,500
-----------------------------------------------------------------------------------------------------------------------=============
Spain 3.43%                    Government of Spain (BONDS) 121/4% due 3/25/2000                      AAA    419,200M       3,827,295
                               Government of Spain (BONDS) 8.40% due 4/30/2001                       AAA    370,000M       3,115,400
                               Total                                                                                       6,942,695
                               ----------------------------------------------------------------------------------------=============

                               Statement of Net Assets
                               INCOME SERIES December 31, 1996


                                                                                                           Principal
                                                                                                             Amount
                                                                                            Rating*: S&P    in Local
                               Investment                                                     or Moody's    Currency    Market Value
====================================================================================================================================
Sweden 8.79%                   Kingdom of Sweden 8% due 8/15/2007                                    AAA $   13,300M    $  2,140,768
                               Kingdom of Sweden 101/4% due 5/5/2000                                 AAA     27,400M       4,650,876
                               Kingdom of Sweden 11% due 1/21/1999                                   AAA     15,000M       2,475,300
                               Kingdom of Sweden 13% due 6/15/2001                                   AAA     45,000M       8,525,700
                               Total                                                                                      17,792,644
-----------------------------------------------------------------------------------------------------------------------=============
United Kingdom 4.48%           United Kingdom Treasury 10% due 9/8/2003                              AAA      4,670M       9,072,035
-----------------------------------------------------------------------------------------------------------------------=============
                               Total Investments in Foreign Securities (Cost $137,105,356)                               141,800,996
-----------------------------------------------------------------------------------------------------------------------=============
United States 27.26%
-----------------------------------------------------------------------------------------------------------------------=============
                               Federal Home Loan Mortgage Corporation 63/4% due 8/1/2005             AAA        250M         251,016
                               Federal Home Loan Mortgage Corporation 71/2% due on an announced basisAAA      4,000M       4,003,750
                               Federal National Mortgage Association 61/2% due on an announced basis AAA      3,500M       3,338,125
                               Federal National Mortgage Association 65/8% due 3/21/2006             AAA      5,000M       4,975,000
                               Federal National Mortgage Association 7% due on an announced basis    AAA      7,500M       7,334,766
                               Federal National Mortgage Association 81/2% due 2/1/2005              AAA      2,700M       2,839,641
                               Government National Mortgage Association 7% due on an announced basis AAA      3,825M       3,741,926
                               U.S. Treasury Bond 61/2% due 11/15/2026                               AAA     17,145M      16,828,889
                               U.S. Treasury Bond 63/4% due 8/15/2026                                AAA      3,000M       3,022,969
                               U.S. Treasury Bond 103/8% due 11/15/2012                              AAA      3,000M       3,863,906
                               U.S. Treasury Note 61/4% due 2/15/2003                                AAA      5,000M       4,995,312
                               Total Investments in United States Securities (Cost $55,903,143)                           55,195,300
                               ----------------------------------------------------------------------------------------=============
                               Total Investments in Securities (Cost $193,008,499)                                       196,996,296
====================================================================================================================================
Other Assets, Less Liabilities 2.72%
====================================================================================================================================
Other            Short-Term
Assets           Investments,  Federal National Mortgage Association 13% due 2/25/1997
                 at Market     (Cost $15,283,320)                                                    AAA     15,000M      15,171,094
                 ------------------------------------------------------------------------------------------------------=============
                 Short-Term
                 Investments,
                 at Cost       Federal Home Loan Mortgage Corporation 5.70% due 1/2/1997             AAA      5,700M       5,698,195
                               ----------------------------------------------------------------------------------------=============
                               Total Short-Term Investments                                                               20,869,289
                 ------------------------------------------------------------------------------------------------------=============
                 Cash                                                                                                        186,268
                 ------------------------------------------------------------------------------------------------------=============
                 Receivable for:
                               Securities sold                                                                            76,852,884
                               Other                                                                                       4,999,638
                               Total Other Assets                                                                        102,908,079
====================================================================================================================================
Liabilities      Payable for:  Securities purchased                                                                       95,667,304
                               Other                                                                                       1,742,598
                               Total Liabilities                                                                          97,409,902
                               ----------------------------------------------------------------------------------------=============
                               Total Other Assets, Less Liabilities                                                        5,498,177
====================================================================================================================================
Net Assets 100.00%                                                                                                      $202,494,473
====================================================================================================================================

                               Class A Shares-Net asset value ($194,715,393 / 23,335,704 shares outstanding)                   $8.34
                               Class B Shares-Net asset value ($579,617 / 69,521 shares outstanding)                           $8.34
                               Class C Shares-Net asset value ($7,199,463 / 863,282 shares outstanding)                        $8.34

*    Ratings have not been audited by Deloitte & Touche LLP.
     See Notes to Financial Statements.

About Lord Abbett's Equity Series

Why Invest Internationally?

International investors have a larger choice of exceptional companies to choose from.

           Percent of the World's Publicly Traded Companies

   [THE FOLLING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Based on the U.S.                       44%
Based outside of the U.S.               56%

Source: International Finance Corporation Factbook.



The Global Perspective Has Provided A World Of Opportunity

Global investing can offer the opportunity to participate in those markets which seem poised for growth. And, importantly, a globally-diversified portfolio offered increased safety relative to a portfolio of U.S. stocks, exclusively. This graph does not represent the Equity Series' portfolio.


Diversification Reduced Risk and Increased Returns

   [THE FOLLING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


<PLOT POINTS TO COME>



Derived using returns from December 1969 to December 1996. Source: Morgan Stanley Capital International.



Managed To Participate In Global Growth

Portfolio diversification positions the Equity Series to participate in global opportunities. Twenty-three countries are represented in the Equity Series; see the portfolio of investments in long-term securities on page 5.

                                 [MAP OMMITTED]
   [THE FOLLING TABLE WAS REPRESENTED AS A CHART IN THE PRINTED MATERIAL]


                              As of
                            12/31/96
Canada                        4.07%
US                           15.56%
Mexico                        1.01%
Brazil                        0.83%
Argentina                     0.26%
Chile                         0.23%
Sweden                        2.31%
Switzerland                   2.44%
Netherlands                   4.52%
UK                            8.66%
France                        5.95%
Spain                         1.92%
Germany                       3.35%
Italy                         1.26%
South Africa                  0.31%
Lebanon                       0.81%
Israel                        0.81%
Eqypt                         0.98%
Malaysia                      1.82%
Japan                        29.66%
Hong Kong                     6.53%
Singapore                     2.18%
Australia                     3.53%

                               Statement of Net Assets
                               EQUITY SERIES December 31, 1996

                               Investment                                                                    Shares     Market Value
====================================================================================================================================
Investments in Securities and Options 93.18%
====================================================================================================================================
Foreign 77.21%
====================================================================================================================================
Argentina .24%                 Irsa ADR-Real estate company                                                    7,000   $     222,688
-----------------------------------------------------------------------------------------------------------------------=============
Australia 3.26%                AAPC-Manager of hotels in Australia and Asia                                  676,000         408,304
                               Australian Gas Light Co.-Gas utility                                           50,000         284,600
                               Brambles-Diversified business services                                         37,000         722,129
                               Broken Hill Proprietary-Miner and producer of metals and steel                 28,200         401,737
                               Lend Lease Corp.-Financial services company                                    30,400         589,699
                               News Corp. Preference-Newspaper, magazine, film and television company         67,000         353,693
                               QNI-Major Australian nickel company                                           125,000         251,375
                               Total                                                                                       3,011,537
-----------------------------------------------------------------------------------------------------------------------=============
Brazil .77%                    Brazilian Investment Trust plc-Closed-end trust investing in
                                 mid-cap Brazilian equities                                                  125,000         140,625
                               Brazilian Investment Trust plc Warrants                                        30,000          14,063
                               Electrobras ADR Class B-Electric power utility                                 12,800         235,200
                               Telebras ADR-National telecommunications company monopoly                       4,100         315,956
                               Total                                                                                         705,844
-----------------------------------------------------------------------------------------------------------------------=============
Canada 3.76%                   Bank of Montreal-Canadian bank                                                 15,000         478,125
                               Canadian National Railway (Partially Paid)-Major Canadian-based
                                 railroad operator                                                            10,000         380,000
                               Canadian Natural Resources-Canadian natural gas producer                        8,000         219,000
                               Canadian Oil Sands Trust-Royalty trust for heavy-oil production                12,000         180,000
                               Glenmore Highlands-Mineral exploration company                                100,000         775,000
                               Lytton Minerals Ltd.-Canadian diamond exploration company                     125,000         351,563
                               New Indigo Resources-Canadian diamond exploration company                      20,000         155,000
                               Nova Corp. Of Alberta-Canadian natural gas and petrochemical producer          25,000         218,750
                               Precision Drilling Corp. Class A-Leading Canadian oil and gas drilling
                                 contractor                                                                   10,000         347,500
                               Repap Enterprises-Canadian pulp and paper producer                            130,000         361,563
                               Total                                                                                       3,466,501
-----------------------------------------------------------------------------------------------------------------------=============
Chile .21%                     Enersis S.A.-Electric power utility                                             7,200         198,000
-----------------------------------------------------------------------------------------------------------------------=============
Egypt .91%                     Suez Cement-Cement company                                                     54,880         836,920
-----------------------------------------------------------------------------------------------------------------------=============
France 5.51%                   Christian Dior-France's principal luxury goods manufacturer                     6,460       1,041,817
                               Lyonnaise des Eaux-Water and business services group                           10,670         992,779
                               Paribas-Major banking and finance group                                        11,435         773,132
                               Pinault Printemps Redoute-One of the principal retailing and
                                 specialist distribution groups in France                                      2,500         991,330
                               Saint Gobain-Industrial group                                                   4,450         629,346
                               Total S.A. B Shares-Energy and petroleum company                                7,945         646,008
                               Total                                                                                       5,074,412
-----------------------------------------------------------------------------------------------------------------------=============
Germany 3.10%                  Jil Sanders-Exclusive womens wear designer and manufacturer                       900         537,663
                               Linde-A diversified engineering group, specializing in forklift trucks          1,200         732,468
                               Mannesmann-Engineering group                                                    2,250         974,513
                               Siemens-Europe's leading electrical and electronics company                    13,000         612,014
                               Total                                                                                       2,856,658
-----------------------------------------------------------------------------------------------------------------------=============
Hong Kong 6.04%                Amway Asia Pacific Ltd.-A direct seller of household products in
                                 China and East Asia                                                             500          21,187
                               China Travel H.K.-Tours and hotel operator                                    624,000         276,432
                               Cheung Kong-Property developer                                                 69,000         613,341
                               Citic Pacific-Trading conglomerate                                            125,000         725,625
                               HSBC Holding-Major global bank                                                 50,000       1,069,900
                               Hutchison Whampoa-Ports, telecommunications and property conglomerate          93,000         730,422
                               Sun Hung Kai Properties-Leading property development and investment company    72,000         882,000
                               Swire Pacific A-Property and aviation conglomerate                            131,000       1,249,085
                               Total                                                                                       5,567,992
-----------------------------------------------------------------------------------------------------------------------=============

                               Statement of Net Assets
                               EQUITY SERIES December 31, 1996

                               Investment                                                                    Shares     Market Value
====================================================================================================================================
Israel .75%                    Blue Square-Diversified retailing                                              47,000   $     687,375
-----------------------------------------------------------------------------------------------------------------------=============
Italy 1.17%                    ENI-Former state-owned oil and gas company                                    180,000         923,220
                               Italcementi-Cement company                                                     27,500         154,000
                               Total                                                                                       1,077,220
-----------------------------------------------------------------------------------------------------------------------=============
Japan 27.44%                   Amada Corp.-Machine tool manufacturer                                         104,000         807,352
                               Asatsu-Advertising company                                                     21,000         666,603
                               Bank of Tokyo-Major bank                                                       70,000       1,298,220
                               Best Denki-Electric equipment retailer                                         45,000         520,155
                               Fuji Machine Mfg.-A major manufacturer of automated assembly
                                 machines for electronic parts and components                                 14,000         370,748
                               Fuji Photo Film-Major manufacturer of photo-sensitive materials                53,000       1,746,403
                               Fujikura Cable-Manufacturer of fiber optic cable                               78,000         624,390
                               Hankyu Department Stores-Department store retailer                             68,000         674,560
                               Hitachi Ltd.-One of Japan's major electrical engineering groups
                                 with operationsranging from computers to electrical power systems           180,000       1,676,880
                               Ito Yokado Co.-Diversified retailing operations                                25,000       1,086,875
                               Kajima Corp.-Construction and civil engineering company                        85,000         607,070
                               Kissei Pharmaceutical-Pharmaceutical company                                   35,000         694,400
                               Kyocera Corp.-World's largest manufacturer of integrated circuit
                                 ceramic packages                                                             9,000          560,511
                               Mitsui & Company-General trading company                                      100,000         810,800
                               Mitsui Fudosan Co.-Real estate company                                        119,000       1,190,715
                               Mori Seiki Yen-Machine tool manufacturer                                        7,000          96,607
                               Murata Manufacturing-Manufacturer of computer components                       27,000         896,670
                               Nippon Telephone & Telegraph-Japan's largest telecommunications company           123         931,545
                               Nissan Motors-Japan's second, and the world's fourth, largest auto
                                 manufacturer                                                               175,000        1,014,475
                               NKK Corporation-Crude steel and pipe manufacturer                             590,000       1,328,090
                               Nomura Securities-Japan's largest securities firm                              63,000         945,567
                               Nu Skin Asia Pacific Inc.-Asian cosmetics company                              10,000         308,750
                               Sekisui Chemical-Chemical and resin producer                                   84,000         847,727
                               Sumitomo Bank-The nucleus of the Sumitomo Group and one of the largest
                               banks in Japan                                                                 63,000         907,515
                               Sumitomo Electric Industries-Manufacturer of electric wire and cables          94,000       1,313,556
                               Sumitomo Trust & Banking-One of the leading trust banks in Japan              100,000       1,000,600
                               Tokyo Electric Power-Electric utility                                          24,000         525,840
                               Tokyo Electron-Electronics company                                             32,000         979,904
                               Toyota Motor Corp.-Automobile manufacturer                                     30,000         861,720
                               Total                                                                                      25,294,248
-----------------------------------------------------------------------------------------------------------------------=============
Lebanon .75%                   Solidere-Real estate company                                                   60,000         688,124
-----------------------------------------------------------------------------------------------------------------------=============
Malaysia 1.69%                 Genting Berhad-Investment holding company with subsidiaries in the
                                 gaming and resort industries                                                 25,000         172,275
                               MBM Resources-Automobile manufacturer                                          80,000         171,120
                               Renong Berhad-Diversified conglomerate                                        100,000         177,400
                               Sime Darby Berhad-Diversified conglomerate                                     35,000         137,935
                               Southern Bank Berhad-Leading domestic bank                                    312,250         785,309
                               Southern Bank Berhad Warrants                                                   9,562          12,230
                               Telecom Malaysia-Major telecommunications company                              11,000          98,021
                               Total                                                                                       1,554,290
-----------------------------------------------------------------------------------------------------------------------=============
Mexico .93%                    Banacci-Major bank group                                                       93,000         193,998
                               Cementos de Mexico ADR-Largest cement producer                                 28,000         203,000
                               Fomento Economico Mexicano ADR+-Mexican brewer and coke bottler                70,600         238,275
                               Gruma, S.A. de C.V. Class B-Flour manufacturer                                 37,000         224,146
                               Total                                                                                         859,419
                               ----------------------------------------------------------------------------------------=============

                               Statement of Net Assets
                               EQUITY SERIES December 31, 1996

                               Investment                                                                    Shares     Market Value
====================================================================================================================================
Netherlands 4.18%              Hagemeyer-Trading group                                                        12,000   $     958,860
                               ING-Banking and insurance company                                              26,400         950,110
                               Vendex International-Retailing group                                           26,000       1,111,734
                               VNU-Publishing group                                                           40,000         835,520
                               Total                                                                                       3,856,224
-----------------------------------------------------------------------------------------------------------------------=============
Singapore 2.02%                DBS Land-Real estate company                                                  144,000         529,920
                               Development Bank of Singapore-Leading Singapore bank and financial
                               services company                                                               48,587         656,265
                               United Overseas Bank-One of the leading bank and financial services
                                   companies                                                                  60,240         671,556
                               Total                                                                                       1,857,741
-----------------------------------------------------------------------------------------------------------------------=============
South Africa .29%              Rembrandt Group Ltd.-Conglomerate                                              30,000         267,720
-----------------------------------------------------------------------------------------------------------------------=============
Spain 1.78%                    Banco de Santander-Leading Spanish bank                                        14,200         909,112
                               Repsol S.A.-Oil refining and marketing company                                 19,000         728,973
                               Total                                                                                       1,638,085
-----------------------------------------------------------------------------------------------------------------------=============
Sweden 2.13%                   Ericsson (LM) Series B-Telecommunications company                              30,000         930,480
                               Stora Koppabergs Series A-Paper and forest products producer                   75,000       1,036,350
                               Total                                                                                       1,966,830
-----------------------------------------------------------------------------------------------------------------------=============
Switzerland 2.26%              Nestle-Europe's largest food company                                              600         643,432
                               Novartis-Pharmaceutical and chemical company                                      885       1,012,848
                               Roche Holdings-Leading pharmaceutical group                                        55         427,481
                               Total                                                                                       2,083,761
-----------------------------------------------------------------------------------------------------------------------=============
United Kingdom 8.02%           ASDA Group-National food retailers                                            175,000         368,550
                               Bass plc-Brewing interests and hotels                                          31,500         442,890
                               BBA Group-Industrial components manufacturer                                   58,000         351,596
                               Beazer Homes-House builder                                                    123,000         406,515
                               British Petroleum-Integrated oil company                                       40,499         485,826
                               British Telecom-Leading domestic telecommunications group                      70,000         472,920
                               Capital Shopping Centre-Property investment company                            71,750         449,729
                               Electro Components-Electronic component manufacturer                           51,000         403,512
                               Granada Group-Diversified leisure group owning hotels, motorway
                                 services and bars                                                            28,000         413,084
                               McLeod & Russell-Manufacturer of industrial coatings                          128,000         362,752
                               Plasmon-Energy equipment and services                                         128,000         518,400
                               RMC Group-Major supplier of building materials in Europe                       25,000         427,050
                               Rubicon Group-Diversified engineering group                                   120,000         369,960
                               Siebe-Electrical and electronics group                                         23,000         426,167
                               SmithKline Beecham Ord-United Kingdom-based pharmaceutical company             27,500         381,233
                               Storehouse-Household and infant supply retailer                                92,000         406,456
                               Tomkins-A diversified industrial company                                       75,000         344,850
                               Unigate-Manufacturing and distribution of food and dairy products              50,000         355,750
                               Total                                                                                       7,387,240
                               ----------------------------------------------------------------------------------------=============
                               Total Investments in Foreign Securities (Cost $64,275,888)                                 71,158,829
====================================================================================================================================
United States 15.31%
====================================================================================================================================
                               Air Products & Chemicals Inc.-Industrial gas producer                           5,000         345,625
                               American Brands Inc.-Consumer products conglomerate                             6,000         297,750
                               BankAmerica Corp.-Major money-center bank                                       2,000         199,500
                               Bell Atlantic Corp.-Regional telephone company                                  3,000         194,250
                               BellSouth Corp.-Regional telephone company                                      9,000         363,375
                               Chase Manhattan Corp.-Major money-center bank holding company                   4,000         357,000
                               CINergy Corp.-Supplier of electricity and natural gas in southwestern
                                 Ohio and adjacent Kentucky and Indiana territories                           10,000         333,750

                               Statement of Net Assets
                               EQUITY SERIES December 31, 1996

                               Investment                                                                    Shares     Market Value
====================================================================================================================================
                               Dailey Petroleum Services Co.-Exploration services company                     50,000   $     525,000
                               Dean Witter, Discover & Co.-Major brokerage and credit card company             7,000         463,750
                               DTE Energy-Michigan electric utility                                           10,000         323,750
                               EMC Corp.-A supplier of high-performance storage devices and related
                                 services                                                                      5,000         165,625
                               Enserch Corp.-A natural gas distributor in Texas                               20,000         460,000
                               Enserch Exploration Inc.-Natural gas producer                                  20,000         235,000
                               Equitable of Iowa-A leading provider of individual annuities and insurance     44,000       2,018,500
                               Freeport-McMoRan Copper & Gold Class B-A copper and gold producer               8,000         239,000
                               Freeport-McMoRan Copper & Gold-Silver Conv. Pfd. Series D                      52,000         884,000
                               Genuine Parts Company-National distributor of automotive replacement parts      8,000         356,000
                               Heinz H.J. Co.-Domestic packaged foods producer                                10,000         357,500
                               International Business Machines Corp.-Largest computer maker                    2,000         302,000
                               Jefferson-Pilot Corp.-Life insurance company                                    4,000         226,500
                               MCI Communications Corp.-Long distance telecommunications provider             10,000         326,875
                               Mobil Corp.-Large international oil company                                     2,000         244,500
                               Nicor Inc.-Natural gas distributor in Illinois                                 10,000         357,500
                               Occidental Petroleum Corp.-Chemical and energy producer                        10,000         233,750
                               Philip Morris Inc.-Leading tobacco company                                      6,000         675,750
                               Plantronics, Inc.-Leading supplier of communication headset products and
                               services to users and providers worldwide                                      15,000         675,000
                               Providian Corp.-Financial services company                                      5,000         256,875
                               Questar Corp.-Regional natural gas producer in Utah                            10,000         367,500
                               SAFECO Corp.-Insurance and financial services                                  10,000         394,375
                               Seagate Technology Inc.-Manufacturer of computer disk drive equipment          10,000         395,000
                               Standard Products Co.-Manufactures plastic and rubber products for the
                               automotive and appliance industries                                            10,000         255,000
                               The Coastal Corporation-A diversified gas pipeline company                     10,000         488,750
                               Transamerica Corp.-Diversified financial services company                      10,000         790,000
                               Total Investments in United States Securities (Cost $12,849,970)                           14,108,750
====================================================================================================================================
Outstanding Put Options Purchased .66%
====================================================================================================================================
                               Japanese yen expiring 12/22/1997 at(Y)108.5 (Cost $460,350)                13,500,000         607,500
                               ----------------------------------------------------------------------------------------=============
                               Total Investments in Securities and Options (Cost $77,586,208)                             85,875,079
====================================================================================================================================
Other Assets, Less Liabilities 6.82%
====================================================================================================================================
Short-Term Investments,        American Express Credit Corp. 5.80% due 11/7/1997                              1,975M       1,975,000
at Cost                        Ford Motor Credit Co. 5.80% due 1/3/1997                                       2,000M       2,000,000
                               General Electric CapitalCorp. 6.10% due 1/2/1997                               2,800M       2,800,000
                               Total Short-Term Investments                                                                6,775,000
-----------------------------------------------------------------------------------------------------------------------=============
Cash and Receivables,
Net of Liabilities                                                                                                         (486,197)
                               ----------------------------------------------------------------------------------------=============
                               Total Other Assets, Less Liabilities                                                        6,288,803
====================================================================================================================================
Net Assets 100.00%                                                                                                       $92,163,882
====================================================================================================================================

                               Class A Shares-Net asset value ($91,656,570 / 7,301,977 shares outstanding)                    $12.55
                               Class B Shares-Net asset value ($242,645 / 19,363 shares outstanding)                          $12.53
                               Class C Shares-Net asset value ($264,667 / 21,106 shares outstanding)                          $12.54

The  descriptions of the companies  shown in the portfolio,  which were obtained
from  published  reports  and  other  sources  believed  to  be  reliable,   are
supplemental and are not covered by the Independent Auditors' Report.

+    Restricted security under Rule 144A.
     See Notes to Financial Statements.

              Statements of Operations

                                                                                                       Year Ended December 31, 1996
                                                                                                      ------------------------------
Investment Income                                                                                      Equity Series   Income Series
====================================================================================================================================
Income        Dividends                                                                                $  1,776,150   $          --
              Interest                                                                                      281,097      16,258,770
              Foreign taxes withheld                                                                       (171,272)        (70,378)
              Total income                                                                                1,885,975      16,188,392
------------------------------------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                                687,595       1,070,586
              12b-1 distribution plan-Class A                                                               236,553         524,429
              12b-1 distribution plan-Class B                                                                   350           1,070
              12b-1 distribution plan-Class C                                                                   625          35,461
              Shareholder servicing                                                                         235,000         339,000
              Custodian                                                                                      72,000          70,000
              Professional                                                                                   44,000          66,000
              Registration                                                                                   48,000          40,000
              Reports to shareholders                                                                        48,000          65,000
              Directors                                                                                       5,000           5,000
              Miscellaneous                                                                                  16,375          43,684
              Total expenses                                                                              1,393,498       2,260,230
              ----------------------------------------------------------------------------------------------------------------------
              Net investment income                                                                         492,477      13,928,162
              ----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and ForeignCurrencyTransactions
====================================================================================================================================
Net realized gain (loss) from investment and foreign currency transactions
              Proceeds from sales                                                                       105,828,454   1,853,386,374
              Cost of investments sold                                                                 $103,271,393   1,853,918,925
              ----------------------------------------------------------------------------------------------------------------------
              Net realized gain (loss)                                                                    2,557,061        (532,551)
              ----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and foreign currency holdings                   4,234,210      (1,411,128)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment and foreign currency transactions                   6,791,271      (1,943,679)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                                    $ 7,283,748    $ 11,984,483
====================================================================================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                         Year Ended December 31, 1996   Year Ended December 31, 1995
                                                                         ----------------------------   ----------------------------

                                                                                Equity        Income        Equity         Income
Increase (Decrease) in Net Assets                                               Series        Series        Series         Series
====================================================================================================================================
Operations    Net investment income                                           $  492,477  $ 13,928,162   $ 1,079,606   $ 18,722,617
              Net realized gain (loss) from investment and foreign
                currency transactions                                          2,557,061      (532,551)    3,386,066      5,675,438
              Net unrealized appreciation (depreciation) of investments
                and foreign currency holdings                                  4,234,210    (1,411,128)    2,793,155     16,480,478
              Net increase in net assets resulting from operations             7,283,748    11,984,483     7,258,827     40,878,533
              ----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions       (1,917)           --       (33,583)            --
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income-Class A                                     (499,800)  (15,524,985)   (1,159,614)   (19,419,519)
              Net investment income-Class B                                           --        (6,387)            --            --
              Net investment income-Class C                                           --      (233,299)            --            --
              Net realized gain from investment and foreign currency
                transactions-Class A                                          (2,421,006)   (2,767,516)    (3,241,931)   (3,359,656)
              Net realized gain from investment and foreign currency
                transactions-Class B                                              (6,410)       (8,277)           --             --
              Net realized gain from investment and foreign currency
                transactions-Class C                                              (6,734)     (102,458)           --             --
              Total distributions                                             (2,933,950)  (18,642,922)   (4,401,545)   (22,779,175)
              ----------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                               19,131,767     9,429,839    12,580,328     10,404,685
              Net asset value of shares issued to shareholders
                in reinvestment of net investment income and realized
                gain from investment transactions                             2,759,133     9,798,593      4,172,873     11,575,339
              Net assets of shares issued in exchange for assets
                acquired in tax-free acquisition                                     --     7,559,607             --             --
              Total                                                          21,890,900    26,788,039     16,753,201     21,980,024
              ----------------------------------------------------------------------------------------------------------------------
              Cost of  shares reacquired                                    (18,806,279)  (55,925,723)   (18,584,662)   (51,278,631)
              ----------------------------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets derived from
                share transactions                                            3,084,621   (29,137,684)    (1,831,461)   (29,298,607)
              ----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                             7,432,502   (35,796,123)       992,238    (11,199,249)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets    Beginning of year                                               84,731,380   238,290,596    83,739,142    249,489,845
              ----------------------------------------------------------------------------------------------------------------------
              End of year+                                                   $92,163,882  $202,494,473   $84,731,380   $238,290,596
              ======================================================================================================================

+ Including underdistributed (overdistributed) net investment income of $710,080 and $(1,260,840), for the Equity and Income Series, respectively, as of December 31, 1996 and $719,320 and $(206,937), respectively, for the year ended December 31, 1995. See Notes to Financial Statements.

Financial Highlights

                                                                                                                     Class A Shares
                              ------------------------------------------------------------------------------------------------------
                                  Year Ended          Year Ended           Year Ended            Year Ended           Year Ended
                              December 31, 1996    December 31, 1995    December 31, 1994     December 31, 1993    December 31, 1992
                              -----------------    -----------------   ------------------    -------------------   -----------------
Per Share                     Equity     Income    Equity    Income     Equity     Income    Equity     Income     Equity    Income
Operating Performance:        Series     Series    Series    Series     Series     Series    Series     Series     Series    Series
====================================================================================================================================
Net asset value,
beginning of year             $11.96      $8.58    $11.55     $7.98     $12.44      $9.02    $10.48       $8.87    $10.79     $9.40
------------------------------------------------------------------------------------------------------------------------------------
Income from
investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            .07        .53       .16       .77        .10        .65       .04         .76      .078      .808

Net realized and unrealized
  gain (loss) on
  investments                    .93       (.04)      .90     .6138     (.1125)    (.9603)    2.635        .174     (.268)    (.288)

Total from investment
  operations                    1.00        .49      1.06    1.3838     (.0125)    (.3103)    2.675        .934     (.190)     .520
------------------------------------------------------------------------------------------------------------------------------------
Distributions

Dividends from net
investment income               (.07)      (.61)     (.17)   (.6613)      (.10)    (.6035)     (.10)      (.784)     (.12)    (.840)

Dividends from net
  realized gain                 (.21)        --      (.48)       --     (.7775)        --     (.615)         --        --        --

Distributions to shareholders
  in excess of net investment
  income                          --         --        --        --         --     (.1262)       --          --        --        --

Distributions from foreign
currency transactions           (.13)      (.12)       --    (.1225)        --         --        --          --        --      (.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  year                        $12.55      $8.34    $11.96     $8.58     $11.55      $7.98    $12.44       $9.02    $10.48     $8.87
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                 8.37%      6.12%     9.19%    17.86%     (0.09)%    (3.40)%   26.05%      10.78%    (1.73)%    5.76%
====================================================================================================================================
Ratios to Average Net Assets:

Expenses                        1.52%      1.04%     1.63%     1.04%      1.56%      1.02%     1.68%       1.04%     1.84%     1.22%

Net investment income            .54%      6.52%     1.31%     7.60%       .79%      7.72%      .70%       7.81%      .76%     8.50%
====================================================================================================================================

                                                                                          Class B Shares            Class C Shares
                                                                                   -----------------------  ------------------------
                                                                                     8/1/96(b)   8/1/96(b)    8/1/96(b)   7/15/96(b)
                                                                                   to 12/31/96 to 12/31/96  to 12/31/96  to 12/31/96
                                                                                   -----------------------  ------------------------
Per Share                                                                               Equity      Income     Equity      Income
Operating Performance:                                                                  Series      Series     Series      Series
==========================================================================================================  ========================
Net asset value, beginning of period                                                     $12.30      $8.24      $12.31      $8.14
----------------------------------------------------------------------------------------------------------  ------------------------
Income from investment operations
----------------------------------------------------------------------------------------------------------  ------------------------
Net investment income (loss)                                                               (.01)       .23         .00        .21

Net realized and unrealized gain on investments                                             .58        .22         .57        .37

Total from investment operations                                                            .57        .45         .57        .58
----------------------------------------------------------------------------------------------------------  ------------------------

Distributions

Dividends from net investment income                                                         --       (.23)        --        (.26)

Dividends from net realized gain                                                           (.21)        --       (.21)         --

Distributions from foreign currency transactions                                           (.13)      (.12)      (.13)       (.12)
----------------------------------------------------------------------------------------------------------  ------------------------
Net asset value, end of period                                                           $12.53      $8.34      $12.54      $8.34
----------------------------------------------------------------------------------------------------------  ------------------------
Total Return(a)(c)                                                                         4.56%      5.58%       4.64%      7.43%
====================================================================================================================================
Ratios to Average Net Assets(c):

Expenses                                                                                    .83%       .73%        .83%       .87%

Net investment income (loss)                                                               (.16)%     2.11%       (.11)%     2.69%
====================================================================================================================================

                                                                                                         Year Ended December 31,
                       -------------------------------------------------------------------------------------------------------------
Supplemental Data
For All Classes:               1996                  1995                  1994                   1993                 1992
===========================================    =================    ==================      =================    ===================
Supplemental Data       Equity      Income     Equity     Income     Equity     Income      Equity     Income     Equity    Income
For All Classes:        Series      Series     Series     Series     Series     Series      Series     Series     Series    Series
===========================================    =================    ==================      =================    ===================
Net assets, end of
  year (000)           $92,164     $202,494   $84,731    $238,291    $83,739   $ 249,490    $71,632   $ 277,495  $ 34,332  $148,137
------------------------------------------------------------------------------------------------------------------------------------

Portfolio turnover
  rate                   81.97%     621.79%     83.32%   1,073.69%     75.39%   1,230.20%    197.59%   1,599.43%   136.75%   812.01%

Average commissions
  per share paid on
  equity transactions    $.025         n/a     $ .033         n/a        n/a         n/a        n/a         n/a       n/a       n/a
------------------------------------------------------------------------------------------------------------------------------------

(a)Total return does not consider the effects of sales loads.

(b)Commencement of offering Class shares.

(c)Not annualized. See Notes to Financial Statements.

Notes to Financial Statements


1. Significant Accounting Policies Lord Abbett Global Fund, Inc. (the "Company") is an open-end management investment company. The Company consists of two portfolios ("Series")-Lord Abbett Global Fund-Equity Series ("Equity Series") and Lord Abbett Global Fund-Income Series ("Income Series"). Equity Series is diversified as defined under the Investment Company Act of 1940. Income Series is non-diversified. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company. (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any securities exchange are valued at the last sales price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the latest price on the basis of current quotations from dealers (as in the case of bonds), from valuations furnished by an independent pricing service or, in their absence, fair value as determined under procedures approved by the Board of Directors.
(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.
(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest is recorded on the accrual basis. Discounts on strips are accrued to maturity using the constant yield method. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) A portion of proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares. (e) The Company enters into forward currency contracts and currency option contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. A currency option contract gives you the right, but not the obligation, to purchase or sell a foreign currency at a fixed price during a specified period. The contracts are valued daily at current exchange rates or market values (currency option) and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investment and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract (or the cost of the option) and the closing of such contracts, is included as net realized gain or loss from investment and foreign currency transactions. Risk may arise due to a change in the value of the foreign currency and as a result of the potential inability of the counterparts to meet the terms of their contracts. (f) Net realized gains and losses from foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the differences between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities is not segregated in the Statements of Operations from the effect of changes in market prices of those securities. (g) Certain components of net assets in the prior period have been reclassified to conform to the current year presentation.


2. Management Fee and Other Transactions With Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which it supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolios. Lord Abbett has entered into a sub-advisory agreement with Edinburgh Fund Managers PLC ("Edinburgh"). Edinburgh furnishes investment advisory services in connection with the management of the Equity Series' portfolio. Lord Abbett pays for the cost of Edinburgh's services. The management fee is based on average daily net assets for each month at the annual rate of .75% for the Equity Series and .50% for the Income Series.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B and Class C Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.25% of the average daily net asset value of Class A shares and (2) a one-time distribution fee of up to 1% on certain qualifying purchases and a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding.

Lord Abbett may waive its management fee or reimburse each Series for certain of its other expenses. Any such fees waived or expenses reimbursed are subject to repayment by each Series pursuant to a formula based on the expense ratio of each Series until October 31, 1998 or the termination of the management agreement, whichever is earlier. As of 12/31/96, management fees waived and other expenses reimbursed and not repaid by Equity Series amounted to $283,550. For Income Series, all management fees waived and expenses reimbursed pursuant to the aforementioned formula have been repaid. Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers:

                                     Lord Abbett          Dealers'
Series                               Commissions       Concessions
--------------------------------------------------------------------
Equity                                   $42,840          $267,318
--------------------------------------------------------------------
Income                                   $24,131          $148,333
--------------------------------------------------------------------

Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income are declared semi-annually for Equity Series and daily for Income Series. Distributions from net realized gain from investment and foreign currency transactions are declared annually. At December 31, 1996, accumulated net realized capital gain (loss) for financial reporting purposes aggregated $109,428 for Equity Series and $(24,334,067) for Income Series. The Income Series had a capital loss carryforward as of December 31, 1996 of approximately $24,300,000, of which $20,100,000 expires in 2002 and $4,200,000 expires in 2004. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Notes to Financial Statements

4. Capital The Equity Series has authorized 65 million shares of $.001 par value capital stock designated Class A, 15 million shares of $.001 par value capital stock designated Class B and 20 million shares of $.001 par value capital stock designated Class C. The Income Series has authorized 50 million shares of $.001 par value capital stock designated Class A, 30 million shares of $.001 par value capital stock designated Class B and 20 million shares of $.001 par value capital stock designated Class C. At December 31, 1996, paid in capital amounted to $83,055,503 for Equity Series and $224,213,809 for Income Series. Transactions in shares of capital stockwere as follows:

                                                           Year Ended December 31, 1996
                             ----------------------------------------------------------
                                          Equity Series                    IncomeSeries
Class A                          Shares          Amount          Share           Amount
-------------------------------------------------------    ----------------------------
Sales of shares               1,491,466     $18,591,308       1,002,952      $8,346,570
Shares issued to share-
holders in reinvestment
of net investment income        218,914       2,746,014       1,155,234       9,582,418
Total                         1,710,380      21,337,322       2,158,186      17,928,988
-------------------------------------------------------    ----------------------------
Shares reacquired            (1,491,443)    (18,764,209)     (6,592,178)    (54,647,236)
Increase (decrease)
in shares                       218,937      $2,573,113      (4,433,992)   $(36,718,248)
---------------------------------------------------------------------------------------

                                                           Year Ended December 31, 1995
                             ----------------------------------------------------------
                                          Equity Series                   Income Series
                                 Shares          Amount          Shares          Amount
-------------------------------------------------------    ----------------------------
Sales of shares               1,071,166     $12,580,328       1,228,622     $10,404,685
Shares issued to share-
holders in reinvestment
of net investment income        348,579       4,172,873       1,361,451      11,575,339
Total                         1,419,745      16,753,201       2,590,073      21,980,024
-------------------------------------------------------    ----------------------------
Shares reacquired            (1,584,676)    (18,584,662)     (6,086,496)    (51,278,631)
Decrease in shares             (164,931)    $(1,831,461)     (3,496,423)   $(29,298,607)
---------------------------------------------------------------------------------------

                                                                   Period August 1, 1996
                                                (Commencement of Offering Class B Shares
                                                                    to December 31, 1996)
                             ----------------------------------------------------------
                                          Equity Series                   Income Series
Class B                          Shares          Amount          Shares          Amount
-------------------------------------------------------    ----------------------------
Sales of shares                  20,863        $267,552          68,234        $574,870
Shares issued to share-
holders in reinvestment
of net investment income            510           6,386           1,287          10,787
Total                            21,373         273,938          69,521         585,657
-------------------------------------------------------    ----------------------------
Shares reacquired                (2,010)        (26,432)             --              --
Increase in shares               19,363        $247,506          69,521        $585,657
---------------------------------------------------------------------------------------

                                         August 1, 1996                   July 15, 1996
                                       (Commencement of                (Commencement of
                               Offering Class C Shares)        Offering Class C Shares)
                                   to December 31, 1996            to December 31, 1996
                          -------------------------------------------------------------
                                          Equity Series                   Income Series
Class C                          Shares          Amount          Shares          Amount
-------------------------------------------------------    ----------------------------
Sales of shares                  21,789        $272,907          60,986        $508,399
Shares issued to share-
holders in reinvestment
of net investment income            537           6,733          24,561         205,388
Shares issued to share-
holders in exchange for
assets acquired in
tax-free acquisition                 --              --         928,927       7,559,607
Total                            22,326         279,640       1,014,474       8,273,394
-------------------------------------------------------    ----------------------------
Shares reacquired                (1,220)        (15,638)       (151,192)     (1,278,487)
Increase in shares               21,106        $264,002         863,282      $6,994,907
---------------------------------------------------------------------------------------

5. Purchases and Sales of Investments During the year ended December 31, 1996, purchases and sales of investment securities, exclusive of short-term investments, were $70,399,436 and $71,226,700, respectively, for the Equity
Series and $1,358,985,109 and $1,443,787,210, respectively, for the Income Series. As of December 31, 1996, net unrealized appreciation, unrealized appreciation and unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                          Net Unrealized          Unrealized          Unrealized
Series                      Appreciation        Appreciation        Depreciation
--------------------------------------------------------------------------------
Equity                       $ 8,288,871         $13,502,445         $ 5,213,574
Income                       $ 3,875,571         $ 4,955,903         $ 1,080,332

The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes. At December 31, 1996, the Income Series had outstanding forward currency contracts to sell foreign currencies as follows:

INCOME SERIES
--------------------------------------------------------------------------------
                                           Value at
Foreign Currency                    Settlement Date                      Current
Sell Contracts                           Receivable        Value    Depreciation
--------------------------------------------------------------------------------
Deutsche Marks,
expiring 2/10/1997 to 4/3/1997          $52,776,926     $53,101,736     $324,810
--------------------------------------------------------------------------------


6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. A portion of the directors' fees accrued has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1996, the aggregate amount in Directors' accounts maintained under the plan was $46,270.

7. Acquisition On July 12, 1996, Income Series acquired the net assets of Lord Abbett Securities Trust-Global Income Trust (the "Trust") pursuant to a plan of reorganization approved by the Trust's shareholders on June 19, 1996. The acquisition was accomplished by a tax-free exchange of 928,927 shares of newly issued Class C shares for 1,631,867 shares of the Trust valued at $7,559,607 in the aggregate on July 12, 1996. The aggregate net assets of the Income Series and the Trust immediately before the acquisition were $204,257,984 and $7,559,607 (including $48,406 of net unrealized depreciation and $110,517 of accumulated net realized losses), respectively.

8. Proxy Results (unaudited) The Company's shareholders voted on the following proposals at the Annual Meeting of Shareholders held on June 19, 1996. Each Director was elected and all other proposals were approved. The description of each proposal and the results of the shareholder vote are as follows:

Election of Directors                                     For           Withheld
--------------------------------------------------------------------------------
Ronald P. Lynch                                    28,472,152            313,848
Robert S. Dow                                      28,466,753            319,247
Thomas S. Henderson                                28,472,756            313,244
E. Thayer Bigelow                                  28,443,479            342,521
Stewart S. Dixon                                   28,469,000            317,000
John C. Jansing                                    28,443,894            342,106
C. Alan MacDonald                                  28,452,160            333,840
Hansel B. Millican, Jr                             28,464,165            317,835
Thomas J. Neff                                     28,468,128            317,872
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                                              For          Against          Abstain         Non-Vote
------------------------------------------------------------------------------------------------------------------------------------
Ratification of Deloitte & Touche LLP as independent
public accountants                                                     27,842,989          179,233          763,778               --

Approval of certain changes in fundamental investment
policies and restrictions
Income Series                                                          15,253,851          844,701        1,110,279        5,874,600
Equity Series                                                           4,170,683          229,512          271,574        1,030,800

Approval of new Distribution Plan and Agreement
Income Series                                                          15,097,464          993,821        1,117,546        5,874,600
Equity Series                                                           4,042,547          319,859          309,363        1,030,800

Approval of an amendment to the Articles of
Incorporation authorizing the creation of classes and
series of shares and confirming that the Directors
may impose contingent deferred sales charges on certain
redemptions of new classes of shares
Income Series                                                          15,577,346          941,772        1,162,135        5,402,178
Equity Series                                                           4,258,280          240,285          301,379          902,625

Approval of (1) a new Sub-Investment Management
Agreement between Lord Abbett and Dunedin and
(2) payment to Dunedin of sub-advisory fees for
the period from March 19, 1996 through the date of
shareholder approval of the new Sub-Investment
Management Agreement
Equity Series                                                           5,158,437          193,642          303,564           46,926
------------------------------------------------------------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Global Fund, Inc.:

We have audited the accompanying statements of net assets of the Equity Series and the Income Series of Lord Abbett Global Fund, Inc. as of December 31, 1996, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Equity Series and the Income Series of Lord Abbett Global Fund, Inc. at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 12, 1997



  Our Management

  Board of Directors
  Robert S. Dow
  E. Wayne Nordberg
  E. Thayer Bigelow*+
  Stewart S. Dixon*
  John C. Jansing*
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*+
  Thomas J. Neff*
* Outside Director
+ Audit Committee

  Investment Manager and
  Underwriter
  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Sub-Adviser
  Edinburgh Fund Managers PLC
  Donaldson House
  97 Haymarket Terrace
  Edinburgh, Scotland EH12 5HD

  Custodian
  The Bank of New York
  New York, NY

  Transfer Agent
  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent
  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors
  Deloitte & Touche LLP
  New York, NY

  Counsel
  Debevoise & Plimpton
  New York, NY


Copyright (C) 1997 by Lord Abbett Global Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Global Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

     Investing in the
Lord Abbett
          Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------

Aggressive       Growth             Growth &           Balanced           Income                 Tax-Free            Money
Growth Funds     Funds              Income Funds       Fund               Funds                  Income Funds        Market Fund

Developing       Global Fund-       Affiliated Fund    Balanced Series    Bond-Debenture         o National          U.S. Government
Growth Fund      Equity Series                                            Fund                   o California        Securities
                                    Growth &                                                     o Connecticut       Money Market
International    Mid-Cap            Income Series                         Global Fund-           o Florida           Fund*+
Series           Value Fund                                               Income Series          o Georgia
                                    Research Fund-                                               o Hawaii
                 Research Fund-     Large-Cap                             Limited Duration       o Michigan
                 Small-Cap          Series                                U.S. Government        o Minnesota
                 Series                                                   Securities Series*     o Missouri
                                                                                                 o New Jersey
                                                                          U.S. Government        o New York
                                                                          Securities Series*     o Pennsylvania
                                                                                                 o Texas
                                                                                                 o Washington


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Global Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your financial adviser or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 28 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or
Statement Inquiries:
800-821-5129

For Literature:
800-874-3733

For More Information:
800-426-1130

Visit our Web site:
http://www.lordabbett.com

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.



--------------------------------------------------------------------------------


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        Investment Management
A Tradition of Performance Through Disciplined Investing




LORD ABBETT DISTRIBUTOR LLC
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